UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2016

STEREOTAXIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36159	94-3120386
(Commission File Number)	(IRS Employer Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, Missouri	63108
(Address of Principal Executive Offices)	(Zip Code)

(314) 678-6100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modifications to Rights of Security Holders

As previously disclosed, on September 26, 2016, Stereotaxis, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional and other accredited investors (the “Buyers”), whereby it agreed to sell, for an aggregate purchase price of $24 million, (i) an aggregate of 24,000 shares of Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Shares”), which are convertible into shares of the Company’s Common Stock (the “Conversion Shares”), and (ii) warrants (the “Warrants”) to purchase an aggregate of 36,923,077 shares of Common Stock (the “Warrant Shares”). The transaction (the “Offering”) closed on September 29, 2016.

On September 29, 2016, in connection with the closing of the Offering, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designations”) to its Amended and Restated Certificate of Incorporation, as amended, establishing the designations, preferences, powers and rights of the Preferred Shares. Pursuant to the Certificate of Designations, holders of Preferred Shares are entitled to vote on an as-converted basis with the Common Stock, subject to specified beneficial ownership issuance limitations. The Preferred Shares bear dividends at a rate of six percent (6.0%) per annum, which are cumulative and accrue daily from the date of issuance on the $1,000 stated value. Such dividends will not be paid in cash, except in connection with any liquidation, dissolution or winding up of the Company or any redemption of the Preferred Shares. Each Preferred Share is convertible at the option of the holder from and after the original date of issuance, at an initial conversion price of $0.65 per share, subject to adjustment in the event of stock splits, dividends, mergers, sales of all or substantially all of the Company’s assets or similar transactions, subject to specified beneficial ownership issuance limitations. If the Company fails to timely issue Preferred Shares or Conversion Shares or remove legends from any such shares, in each case as and when required to do so under the Certificate of Designations, the Company will be required to pay liquidated damages to the affected holder in an amount equal to 0.25% of the product of (i) the number of shares of Common Stock to be issued or issuable on conversion of the relevant Preferred Shares and (ii) the weighted average price of the Common Stock on the last date before such failure, and may be required to pay additional or alternative damages in specified circumstances at the option of the holder. Each holder of Preferred Shares has the right to require the Company to redeem such holder’s Preferred Shares upon the occurrence of specified events, including mergers, sales of substantially all assets of the Company, and certain defaults under the Certificate of Designations and under the Registration Rights Agreement described below. The Company also has the right to redeem the Preferred Shares in the event of a Change of Control Transaction (as defined in the Certificate of Designations).

The Preferred Shares rank senior to the Company’s Common Stock as to distributions and payments upon the liquidation, dissolution and winding up of the Company. No such distributions or payments upon the liquidation, dissolution and winding up of the Company may be made to the holders of Common Stock unless and until the holders of Preferred Shares have received the stated value of $1,000 per share plus any accrued and unpaid dividends. Until all Preferred Shares have been converted or redeemed, no dividends may be paid on the Common Stock without the prior express written consent of the holders of a majority of the outstanding Preferred Shares. In the event that dividends or other distributions if assets are made or paid by the Company to the holders of the Common Stock, the holders of Preferred Shares are entitled to participate in such dividend or distribution on an as-converted basis.

The foregoing description is qualified in its entirety by the terms of the Certificate of Designations, which is incorporated herein by reference and attached hereto as Exhibit 3.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information concerning the Offering, the Certificate of Designations and the terms, rights, obligations and preferences of the Preferred Shares set forth under Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Item 7.01.	Regulation FD Disclosure

On September 29, 2016, the Company issued a press release announcing the closing of the Offering. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished in this Item 7.01 (including the Press Release attached as Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing. In addition, this report (including the Press Release attached as Exhibit 99.1) shall not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely as a requirement of this Item.

Forward-Looking Statements

Statements contained or incorporated by reference in this Current Report on Form 8-K describing, among other things, the Company’s future operating results are “forward-looking statements” as defined by the SEC. Actual results and events may differ materially from those indicated in these forward-looking statements based on a number of factors, including actions of the SEC, the OTCQX and the Company’s shareholders and the risks and uncertainties inherent in the Company’s business, including those described in the Company’s current and periodic reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to update any forward-looking statement to reflect new information, events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit Number	Description

3.1	Certificate of Designations

99.1	Stereotaxis, Inc. Press Release dated September 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEREOTAXIS, INC.

Date: September 29, 2016	By:	/s/ Karen Witte Duros
	Name:	Karen Witte Duros
	Title:	Sr. Vice President, General Counsel